Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Michael E. DeDomenico, Chief Executive Officer of NuCO2 Inc., a Florida corporation (the “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael E. DeDomenico
Michael E. DeDomenico
Chief Executive Officer
February 11, 2008